UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2008

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Senior Vice President, Chief Financial Officer and Treasurer

On May 1, 2008, Helicos BioSciences Corporation (“Helicos” or the “Company”) issued a press release announcing the appointment of Stephen P. Hall, 57, as Senior Vice President, Chief Financial Officer and Treasurer of Helicos, effective April 30, 2008.  Mr. Hall will assume the roles of Principal Financial Officer and Principal Accounting Officer, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q with the Securities and Exchange Commission for the fiscal quarter ended March 31, 2008.

Prior to joining Helicos, Mr. Hall served as managing director and founder of Deimos Consulting, LLC, a management consulting firm, since June 2007.  Previously, Mr. Hall served as a Senior Advisor at Beckton, Dickinson and Company, a medical technology company, from December 2006 to June 2007 and as Senior Vice President and Chief Financial Officer of TriPath Imaging, Inc., a cancer diagnostics company, from September 2001 to December 2006, when it was purchased by Beckton, Dickinson and Company.  Mr. Hall received his AB degree from Harvard College and MBA from Stanford University’s Graduate School of Business.

In connection with Mr. Hall’s appointment as Senior Vice President, Chief Financial Officer and Treasurer, Helicos entered into an Offer Letter with Mr. Hall, dated April 25, 2008 (the “Offer Letter”).  Under the terms of the Offer Letter, Mr. Hall is entitled to receive an initial annual base salary of $278,000.

In addition, Mr. Hall will be granted an option under the Company’s 2007 Stock Option and Incentive Plan (the “Plan”), to purchase 150,000 shares of common stock, par value $0.001 per share, of the Company.  Twenty-five percent of the shares subject to the option will vest on April 30, 2009 and the remaining shares will vest monthly, in equal installments, over the following three years.

In addition, the Offer Letter provides that the Company will reimburse Mr. Hall for relocation expenses as follows:

•                  The Company will reimburse Mr. Hall for all expenses for movement of household goods and payment of closing costs not to exceed $42,000.

•                  The Company will provide a grossed-up, lump sum of $3,000 per month for a period of six months for temporary housing in the local area. If needed, the Company will renew this monthly payment for an additional six months.

•                  The Company will reimburse Mr. Hall reasonable and customary expenses related to house hunting.

•                  The Company will pay Mr.  Hall a one-time payment of $15,000 for incidentals related to Mr. Hall’s relocation.

The reimbursements and payments described above must be used by Mr. Hall within 12 months of April 30, 2008. Should Mr. Hall voluntarily resign prior to April 30, 2009, he must reimburse the Company for any such reimbursements and payments.

The above summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

In connection with Mr. Hall’s appointment as Senior Vice President, Chief Financial Officer and Treasurer, Helicos also entered into a Change in Control Agreement with Mr. Hall, dated April 30, 2008 (the “Change in Control Agreement”) substantially in the form attached hereto as Exhibit 10.2.

Under the Change in Control Agreement the Company has an obligation to make payments to Mr. Hall upon a termination event following a change in control.  A termination event under the Change in Control Agreement includes, among other things, termination of the executive’s employment by the Company without cause or a termination by the executive as a result of a reduction in his annual compensation or benefits, a significant diminution of his or her responsibilities or a more than 50 mile relocation of his primary business location.

If such termination event occurs within 12 months following a change in control, the Company is obligated to provide for a payment equal to:

•                  three-fourths of Mr. Hall’s annual base salary in effect immediately prior to the termination event, or prior to the change in control if higher; and

•                  the average annual bonus paid to him over the two fiscal years (or such shorter period to reflect actual length of service) immediately prior to the change in control.

The Change in Control Agreement further provides that Mr. Hall may continue to participate in group health and dental programs offered to the Company’s employees for nine months following the termination event, subject to certain limitations described in the Change in Control Agreement. The Change in Control Agreement also provides for full acceleration of any outstanding stock options or stock-based awards upon a termination event within 12 months of a change in control.  All payments under the Change in Control Agreement are subject to reduction as may be necessary to avoid certain tax consequences.

The above summary of the Change in Control Agreement does not purport to be complete and is qualified in its entirety by reference to the Change in Control Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

There is no arrangement or understanding pursuant to which Mr. Hall was selected as Chief Financial Officer and Treasurer.  Except for the Offer Letter and Change in Control Agreement described above, there are no related party transactions between the Company and Mr. Hall reportable under Item 404(a) of Regulation S-K.

Resignation of Interim Principal Financial Officer and Interim Principal Accounting Officer

On April 25, 2008, in connection with the appointment of Mr. Hall described above, the Board of Directors of the Company voted to remove Stephen J. Lombardi as Interim Principal Financial Officer and Kevin G. Lafond as Interim Principal Accounting Officer, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q with the Securities and Exchange Commission for the fiscal quarter ended March 31, 2008.

On May 1, 2008, the Company issued a press release regarding the matters described in this Item 5.02 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Offer Letter between the Company and Stephen P. Hall dated April 25, 2008

10.2	Change in Control Agreement between the Company and Stephen P. Hall dated April 30, 2008

99.1	Press Release of the Company dated May 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Stanley N. Lapidus
Date: May 1, 2008	Name: Stanley N. Lapidus
Title: Chairman and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Offer Letter between the Company and Stephen P. Hall dated April 25, 2008

10.2	Change in Control Agreement between the Company and Stephen P. Hall dated April 30, 2008

99.1	Press Release of the Company dated May 1, 2008